Exhibit 99.1

NFP ANNOUNCES J. BARRY GRISWELL JOINS BOARD OF DIRECTORS

Re-Election by Stockholders of all Existing Board Members

NEW YORK, NY – May 26, 2010 – National Financial Partners Corp. (NYSE: NFP), a leading provider of benefits, insurance and investment services, is pleased to announce that at its Annual Meeting of Stockholders, held today, J. Barry Griswell, former chairman and chief executive officer of Principal Financial Group, Inc., was elected to NFP’s Board of Directors. In addition, all existing members of NFP’s Board were re-elected. Mr. Griswell’s election increases the size of NFP’s Board of Directors to eight directors and increases the number of independent directors to six.

Commenting on today’s announcement, Jessica M. Bibliowicz, chairman, president and chief executive officer, said, “We are pleased to welcome Barry Griswell to our Board. Barry brings exceptional leadership and industry experience, particularly in the areas of life and health insurance and retirement and investment services. Barry will be a valuable addition to our Board, and we all look forward to working with him.”

Commenting on his election to NFP’s Board of Directors, Mr. Griswell said, “I am honored to join NFP’s Board, and I am excited about working with this distinguished group as we continue building a valuable client-centric business.”

Mr. Griswell has three decades of financial services and insurance industry experience, most recently serving for six years as chairman and chief executive officer of Principal Financial Group, a leading global financial services provider. Prior to joining Principal Financial Group, Mr. Griswell served as president and chief executive officer of MetLife Marketing Corporation, a distribution-marketing subsidiary of Metropolitan Life Insurance Company. Mr. Griswell has previously held leadership positions with various industry trade associations, including the American Council of Life Insurers, the Life Underwriting Training Council, LIMRA and LL Global.

Members elected to NFP’s Board of Directors today are:

Jessica M. Bibliowicz, Chairman, President and Chief Executive Officer, National Financial Partners Corp.

Stephanie W. Abramson, Adjunct Professor of Law, New York University School of Law and former Executive Vice President and General Counsel of DoubleClick Inc.

Arthur S. Ainsberg, Chief Operating Officer, Lehman Brothers Inc. in Liquidation

R. Bruce Callahan, Chairman Emeritus, NFP Insurance Services, Inc.

John A. Elliott, Dean, Zicklin School of Business, Baruch College, The City University of New York

J. Barry Griswell, Former Chairman and Chief Executive Officer, Principal Financial Group, Inc.

Shari Loessberg, Senior Lecturer, Massachusetts Institute of Technology Sloan School of Management and former Chief Operating Officer and co-founder of Zeta Networks

Kenneth C. Mlekush, Former Vice Chairman of Jefferson Pilot Financial Corporation and former President of Jefferson Pilot Life Insurance Company

Additionally, stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

About National Financial Partners Corp.

NFP is a leading independent financial services distribution company. NFP offers high net worth individuals and companies throughout the United States and in Canada comprehensive solutions across corporate and executive benefits, life insurance and wealth transfer, and investment advisory products and services. NFP and its subsidiaries, including NFP Securities, Inc., provide clients with access to objective advice and a choice of insurance and financial products and services. For more information please visit www.nfp.com.

Forward-Looking Statements

This release contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and the Company’s ability to manage its business effectively and profitably through its reportable segments and the principals of its businesses; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) economic environment that results in fewer sales of financial products or services; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption, modification or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the financial impact of NFP’s incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates, credit market conditions and general economic factors; (10) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, continuing volatility in the U.S. financial markets, or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (11) the continued availability of borrowings and letters of credit under NFP’s credit facility; (12) adverse results, market uncertainty in the financial services industry, or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (13) adverse developments in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (15) uncertainty regarding the impact of newly-adopted healthcare legislation or resulting changes in business practices of NFP’s subsidiaries that operate in the benefits market; (16) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company’s services; (17) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (18) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, including life settlements and registered investment advisory fees; (19) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 12, 2010 and its Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations:	Media Relations:
Abbe F. Goldstein, CFA	Barbara Willis
National Financial Partners	National Financial Partners
ir@nfp.com	communications@nfp.com
212-301-4011	212-301-1039